                                                         1997  SEMIANNUAL REPORT

[LOGO]


INCOME FUNDS

GOVERNMENT INCOME FUND
----------------------------------------

INTERMEDIATE BOND FUND
----------------------------------------

ADJUSTABLE RATE MORTGAGE SECURITIES FUND
----------------------------------------

CONTENTS

GOVERNMENT INCOME FUND

Letter to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . .10

Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . .24

Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . .27

Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . .28

Glossary***. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32

INTERMEDIATE BOND FUND

Letter to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . .10

Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . .25

Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . .27

Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . .28

Glossary***. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32

ADJUSTABLE RATE MORTGAGE SECURITIES FUND

Letter to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . .10

Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . .26

Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . .27

Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . .28

Glossary***. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32

This report is intended for shareholders of Government Income Fund, Intermediate Bond Fund and Adjustable Rate Mortgage Securities Fund, but may also be used as sales literature if preceded or accompanied by a prospectus. The prospectus gives details about the charges, investment results, risks and operating policies of the funds.

*An Investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per Share.

*** This report includes a glossary to help you understand financial words used in the portfolio managers' letters. When you see this symbol, it indicates a word that is defined in the glossary.

[LOGO]


INTERNATIONAL GROWTH FUNDS
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Emerging Markets Growth Fund
Pacific-European Growth Fund

U.S. GROWTH FUNDS
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Small Company Growth Fund
Emerging Growth Fund
Growth Fund

GROWTH AND INCOME FUNDS
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Growth and Income Fund
Balanced Fund

INCOME FUNDS
--------------------------------------------------------------------------------
Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund

TAX-EXEMPT INCOME FUNDS
--------------------------------------------------------------------------------
National Tax-exempt Fund
Minnesota Tax-exempt Fund

CASH MANAGEMENT FUNDS*
--------------------------------------------------------------------------------
Money Market Fund
Tax-Exempt Money Market Fund
U.s. Government Money Market Fund
Institutional Money Market Fund


Piper Funds provide you with the flexibility to help you pursue your financial goals. Among our funds, we offer a spectrum of investment objectives and convenient shareholder services to meet the varied needs of today's investors.

Contact your Piper Jaffray Investment Executive for more information about the Piper Funds, including prospectuses, or call Mutual Fund Services at 1 800 866-7778. Please read the prospectuses carefully before investing.

Many traditional investment strategies rely on the steady, dependable investment income generated by debt obligations of corporations and government entities.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

MAY 15, 1997
--------------------------------------------------------------------------------


[PHOTO]
WILLIAM H. ELLIS
President
Piper Capital Management
--------------------------------------------------------------------------------

INVESTOR EXPECTATIONS
--------------------------------------------------------------------------------
What investors expect from the stock market over the next 10 years.

[GRAPH]

*Past performance does not guarantee future results. Keep in mind that stocks are more volatile than bonds, and long-term government bonds are guaranteed by the U.S. government or its agencies as to payment of principal and interest.

DEAR SHAREHOLDERS:

What are you expecting from the markets this year? There's no denying that the stock market's been on a bit of a roller coaster ride of late. The past six months alone have seen record Dow highs, followed by quick downturns and rebounds that are higher still. In fact, stock and bond prices have seen unprecedented growth for almost 15 years. And, fortunately, more of you than ever are sharing in these gains.

    Word has it that investors' EXPECTATIONS have soared right along with these phenomenal returns, and that's troubling. Don't get me wrong - we're happy about the gains investors have enjoyed. But it's important that we all understand the markets' potential for volatility and balance that with a good dose of reality.

    Here's what I mean. According to Ibbotson Associates, the markets have, on average, returned 11% in large-company stocks and 5% in long-term government bonds per year since 1926.* Yet today's investors expect much more. I recently read the results of a national survey by Louis Harris and Associates that found a wide majority of investors expect at least a 14% stock market return over the next 10 years (which is the average annual return from the last decade). Some predict even greater returns.

    No matter what the markets bring this year, I believe it's important to maintain a long-term perspective. History shows that it's common for investors to bail out at the first signs of a market downturn. But if I've learned one thing from my 30 years in the financial services industry, it's this: you can gain only if you stay in the game for the long term. Remember that market and interest rate volatility (like we saw in March) are normal parts of investing. I've never met anyone who can always time the market to their advantage. Here's an adage to keep in mind: focus on "TIME IN the market," not "TIMING the market."

    My other advice for weathering the bumpy markets? Stay in touch with your Investment Executive. Together, you have probably already set your financial goals and formulated a plan to help you reach them. Stick to that plan. During this uncertain time, your Investment Executive can help you sort through the clutter and tune out the market noise. Best of all, your broker can lend you the perspective gained from years of experience and help you focus on long-term results.

Thank you for your investment and best wishes for the balance of 1997.

Sincerely,

/s/ William H. Ellis

William H. Ellis



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                                    1    1997 Semiannual Report - Income Funds

GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

May 15, 1997
--------------------------------------------------------------------------------

[PHOTO]


BRUCE SALVOG
shares responsibility for the management of Government Income Fund. He has 27 years of financial experience.


DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1997, GOVERNMENT INCOME FUND RECORDED A 1.86%* TOTAL RETURN WITH ALL DISTRIBUTIONS REINVESTED, BUT NOT INCLUDING THE FUND'S SALES CHARGE. The fund outperformed its benchmark,*** the Merrill Lynch 5-10 Year Treasury Index,** which returned 1.69%, but trailed the Lipper U.S. Mortgage Funds Average,+ which returned 2.65%. The above-average investment results compared to the fund's benchmark were due to our emphasis on mortgage-backed securities, which performed well relative to Treasuries, and our decision to maintain a relatively neutral effective duration,*** which benefited shareholders when interest rates rose during February and March. (When interest rates rise, bond prices fall, and generally the longer a bond's effective duration, the more sensitive it is to interest rate movements.) We believe the total return of the Lipper category was slightly higher because the fund - along with the Merrill Lynch index - had a slightly longer effective duration than that of the Lipper category during the period.

THE INTEREST RATE SCENARIO WAS PARTICULARLY GOOD FOR BONDS IN LATE 1996 BUT BECAME LESS FAVORABLE DURING FEBRUARY AND MARCH OF THIS YEAR. Early in the period, reports suggesting a slowdown in economic growth caused interest rates to decline and bond prices to rise. Beginning in February and carrying through the remainder of the period, a series of stronger-than-expected economic reports raised inflation concerns among investors, causing interest rates to rise and bond prices to fall. On March 25, in a pre-emptive strike against inflation, the Federal Reserve raised the federal funds

--------------------------------------------------------------------------------
FUND PERFORMANCE THROUGH MARCH 31, 1997*
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED SINCE INCEPTION

[GRAPH]

** An unmanaged index, that includes no expenses or transaction charges, of all U.S. Treasury bonds that have maturities of five to 10 years.

+ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.

AVERAGE ANNUALIZED TOTAL RETURNS
Includes 2% maximum sales charge.

One Year                                                             2.61%
-------------------------------------------------------------------------------
Five Year                                                            5.63%
-------------------------------------------------------------------------------
Ten Year                                                             6.79%
-------------------------------------------------------------------------------
Since Inception (3/16/87)                                            6.75%
-------------------------------------------------------------------------------

During some periods, the fund's adviser waived or paid certain fund expenses and/or the fund's distributor voluntarily limited certain 12b-1 fees for the fund. Otherwise, the average annualized total returns would have been: 2.49% one year, 5.44% five year, 6.54% ten year and 6.50% since inception.

* Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED.

All fund and benchmark returns include reinvested distributions.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                                   2    1997 Semiannual Report - Income Funds

--------------------------------------------------------------------------------

[PHOTO]
DAVID STEELE
shares responsibility for the management of Government Income Fund. He has 18 years of financial experience.
--------------------------------------------------------------------------------


rate*** by a quarter of one percent. It was the first such move by the Fed in approximately two years. For the reporting period, interest rates, as measured by the 10-year Treasury note, showed a slight increase. The yield on the 10-year note rose from 6.65% on September 30, 1996, to 6.90% on March 31, 1997, the highest yield during the period. The yield had been as low as 6.05% in early December.

THE FUND MAINTAINED A WELL-DIVERSIFIED PORTFOLIO THROUGHOUT THE PERIOD. As of March 31, 1997, 82% of the fund's total assets were invested in U.S. agency mortgage-backed securities. These securities include bonds issued by the Government National Mortgage Association (Ginnie Mae),*** Federal National Mortgage Association (Fannie Mae)*** and Federal Home Loan Mortgage Corporation (Freddie Mac).*** Remaining assets were invested in U.S. Treasury securities (14%) and U.S. agency debentures (4%). Within the mortgage-backed sector, we emphasized securities trading at a discount and seasoned*** securities trading at a premium where the likelihood of prepayment on the underlying mortgages is reduced. Earlier in the period, we had a slightly larger exposure to mortgage-backed issues but reduced it slightly as the spread between their yields and those of Treasuries narrowed to a historically low level.

OUR EMPHASIS ON MORTGAGE-BACKED SECURITIES AIDED PERFORMANCE AS INTEREST RATES ROSE LATE IN THE PERIOD. As rates rose, mortgage-backed securities outperformed Treasuries. Since the average duration of mortgage-backed securities increases when interest rates rise - and the average duration of Treasuries decreases, the fund's effective duration at the end of the period was longer than that of its benchmark (6 years for the fund vs. 5.6 years for the benchmark).

WE CONTINUED TO MAINTAIN A MODEST 5% TO 10% POSITION IN THE DOLLAR ROLL PROGRAM. This program allows the fund to generate fee income by committing to pay for securities in the future at today's prices. These commitments also increase the number of assets exposed to interest rate risk, and, therefore, increase the volatility of the fund's net asset value. The program is attractive when interest rates decline markedly, because the number of homeowners refinancing their mortgages increases, as does

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1997.


U.S. Agency Inverse Interest-Only Securities                          1%
--------------------------------------------------------------------------------
U.S. Agency Fixed Rate Mortgage-Backed Securities                    63%
--------------------------------------------------------------------------------
U.S. Agency Z-Bond Securities                                        11%
--------------------------------------------------------------------------------
U.S. Agency Debentures                                                4%
--------------------------------------------------------------------------------
U.S. Treasury Securities                                             14%
--------------------------------------------------------------------------------
U.S. Agency CMOs-Fixed                                                5%
--------------------------------------------------------------------------------
U.S. Agency Inverse Floating Rate Securities                          2%
--------------------------------------------------------------------------------

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

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                                    3    1997 Semiannual Report - Income Funds

--------------------------------------------------------------------------------
GOVERNMENT INCOME FUND  (CONTINUED)
--------------------------------------------------------------------------------


the supply of new mortgages. While interest rates fell early in the period, they did not decline enough to make the program as attractive as it has been in the past.

LOOKING AHEAD, BONDS MAY COME UNDER ADDITIONAL PRICE PRESSURE NEAR-TERM IF THE ECONOMY CONTINUES TO SHOW SIGNS OF STRENGTH, BUT WE BELIEVE THE LONGER-TERM OUTLOOK IS FAVORABLE BECAUSE INFLATION REMAINS UNDER CONTROL. Moreover, real interest rates on bonds, which equal current yields minus inflation, are at historically high levels. Given this scenario, we intend to maintain our neutral effective duration compared to the fund's benchmark in the coming weeks. Should yields move higher, we may extend the fund's effective duration to enhance the fund's long-term income producing potential.

Thank you for your investment in Government Income Fund. We look forward to continuing to provide you with quality service as you work to achieve your financial goals.


Sincerely,

/s/Bruce Salvog                              /s/David Steele

Bruce Salvog                                 David Steele

Portfolio Manager                            Portfolio Manager


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                                    4     1997 Semiannual Report- Income Funds

--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
[PHOTO]
WORTH BRUNTJEN
shares responsibility for the
management of Intermediate
Bond Fund.  He has 30 years
of financial experience.
May 15, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1997, INTERMEDIATE BOND FUND CLASS A RECORDED A 2.43%* TOTAL RETURN WITH ALL DISTRIBUTIONS REINVESTED, BUT NOT INCLUDING THE FUND'S SALES CHARGE. This return was in line with the Lipper Intermediate Investment-Grade Debt Funds Average,** which gained 2.20%, and the Lehman Brothers Intermediate Aggregate Index,+ which had a total return of 2.59%. The fund's performance reflects our decision to maintain a neutral-to-defensive effective duration*** compared to the Lehman Brothers benchmark*** for much of the period. We based our decision on our belief that interest rates might rise slightly due to fears of higher inflation brought on by stronger-than-expected growth.

THE INTEREST RATE SCENARIO WAS PARTICULARLY GOOD FOR INTERMEDIATE-TERM SECURITIES IN LATE 1996 BUT BECAME LESS FAVORABLE IN EARLY 1997. Late in 1996, the economy grew moderately, which kept interest rates under control, enabling bond prices to advance. Beginning in February, a series of stronger-than-expected economic reports, such as a pickup in consumer spending, raised inflation concerns among investors, which sent interest rates higher and bond prices lower. From December 31, 1996, to March 31, 1997, the five-year Treasury bond yield rose from 6.20% to 6.75%. In its effort to


FUND PERFORMANCE THROUGH MARCH 31, 1997*
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED SINCE INCEPTION

--------------------------------------------------------------------------------
[GRAPH]

+ An unmanaged index, that includes no expenses or transaction charges, consisting of one- to 10-year government and corporate securities and all of the mortgage- and asset-backed securities in the Lehman Brothers Aggregate Index.

** The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.


CLASS A AVERAGE ANNUALIZED TOTAL RETURNS
Includes 2% maximum sales charge.
One Year                                          2.74%
--------------------------------------------------------------------------------
Five Year                                         3.34%
--------------------------------------------------------------------------------
Since Inception (7/11/88)                         6.80%
--------------------------------------------------------------------------------


CLASS Y CUMULATIVE TOTAL RETURNS
Sales charges do not apply to Class Y shares.

Since Inception (2/18/97)                        -1.26%
--------------------------------------------------------------------------------

During some periods, the fund's adviser waived or paid certain fund expenses and/or the fund's distributor voluntarily limited certain 12b-1 fees for the fund. Otherwise, the class A average annualized total returns would have been:
2.60% one year, 3.28% five year and 6.55% since inception.

* Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED.

All fund and benchmark returns include reinvested distributions.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------
                                        5  1997 Semiannual Report - Income Funds

[PHOTO]
BRUCE SALVOG
shares responsibility for the
management of Intermediate
Bond Fund. He has 27 years
of financial experience.
--------------------------------------------------------------------------------

Intermediate Bond Fund  (continued)
--------------------------------------------------------------------------------
combat fears of higher inflation, the Federal Reserve on March 25 raised short-term interest rates one-quarter of one percent in a pre-emptive strike against inflation. It was the first time in more than two years that the Fed had adopted a tightening monetary policy.

THE FUND'S SUBSTANTIAL POSITION IN U.S. AGENCY FIXED RATE, MORTGAGE-BACKED SECURITIES MIDWAY THROUGH THE PERIOD PROVED BENEFICIAL TO SHAREHOLDERS. In the beginning of 1997, mortgage-backed securities enjoyed strong performance compared to other fixed income securities. These securities tend to perform well when the general bond market shows signs of weakness. Mortgage-backed securities in the fund are issued by government agencies such as the Federal National Mortgage Association (Fannie Mae),*** the Federal Home Loan Mortgage Corporation (Freddie Mac)*** and the Government National Mortgage Association (Ginnie
Mae).***

DURING THE PERIOD, WE CONTINUED TO PLACE A STRONG EMPHASIS ON DISCOUNT PRICED MORTGAGE SECURITIES AND SEASONED*** MORTGAGE SECURITIES PURCHASED AT PREMIUM PRICES, INSTEAD OF CURRENT COUPON ISSUES.*** This strategy helped provide more value to the fund and greater predictability of cash flow. Going forward, we intend to maintain this strategy because seasoned mortgage securities should provide relatively high and more predictable income, while the discount priced mortgage securities are likely to offer support to the fund's net asset value when interest rates decline. Current coupon issues, on the other hand, are more likely to experience prepayments if interest rates fall or price declines if interest rates rise.

THE FUND'S NEUTRAL-TO-DEFENSIVE DURATION HELPED PROTECT SHAREHOLDER CAPITAL WHEN INTEREST RATES ROSE IN FEBRUARY AND MARCH. Generally, a fund with a shorter effective duration will be less affected by interest rate movements than its benchmark. At the end of the period, the fund's effective duration was 3.6 years, compared to 3.5 years for the fund's Lehman Brothers benchmark, reflecting our concern that interest rates might move slightly higher.

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1997.

[GRAPH]

U.S. Agency Debentures                                      5%
Corporate Bonds                                            17%
Private Asset-Backed Securities                             3%
Short-Term                                                  3%
Other Assets                                                4%
U.S. Agency Fixed Rate Mortgage-Backed Securities          44%
U.S. Treasury Securities                                   24%

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------
                                        6  1997 Semiannual Report - Income Funds

[PHOTO]

DAVID STEELE
shares responsibility for the
management of Intermediate
Bond Fund. He has 18 years
of financial experience.
--------------------------------------------------------------------------------


Intermediate Bond Fund  (continued)
--------------------------------------------------------------------------------

IN JANUARY, THE FUND COMPLETED REPOSITIONING ITS PORTFOLIO IN ACCORDANCE WITH REVISED INVESTMENT POLICIES ADOPTED AT THE SHAREHOLDER MEETING IN SEPTEMBER. The revised policies allowed the fund to reduce its commitment to mortgage securities and invest in a broader range of issues, such as investment-grade corporate bonds, asset-backed securities, Treasury securities and U.S. dollar-denominated Yankee bonds.*** At the end of the period, the fund had 44% of its assets in U.S. government agency fixed rate, mortgage-backed securities, 24% in Treasury securities, 17% in corporate bonds (including approximately 3% in U.S. dollar denominated Yankee bonds), with remaining assets spread across private asset-backed securities, government repurchase agreements and U.S. agency debentures. This allocation was significantly different than the portfolio composition during our last reporting period. On September 30, 1996, 75% of the fund's assets were invested in U.S. government agency fixed rate, mortgage-backed securities, 18% was invested in short-term securities, and 5% was invested in corporate bonds.

OUR OUTLOOK FOR THE ECONOMY AND INFLATION REMAINS GENERALLY POSITIVE. Near-term, continuing signs of economic strength are likely to put further pressure on bond prices due to fears of higher inflation, but inflation does not appear to be a significant problem. Moreover, Federal Reserve Chairman Alan Greenspan has a long history of fighting inflation and appears committed to maintaining this philosophy in keeping future inflationary pressures under control. We believe the revised investment policies against a background of an expanding economy with dampened inflation should help investors receive more consistent and competitive returns with less volatility. Finally, with real returns on intermediate bonds at historically attractive levels, we currently intend to increase the fund's effective duration to help secure higher yields for shareholders should interest rates move appreciably higher in the months ahead.

Thank you for your investment in Intermediate Bond Fund. We look forward to helping you reach your financial goals in the coming year.


Sincerely,



/s/ Worth Bruntjen      /s/ Bruce Salvog         /s/ David Steele

    Worth Bruntjen          Bruce Salvog             David Steele
    Portfolio Manager       Portfolio Manager        Portfolio Manager


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------
                                        7  1997 Semiannual Report - Income Funds

[PHOTO]

TOM MCGLINCH, CFA
shares responsibility for the
management of Adjustable
Rate Mortgage Securities
Fund. He has 16 years of
financial experience.
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------
May 15, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE SIX MONTHS ENDED MARCH 31, 1997, ADJUSTABLE RATE MORTGAGE SECURITIES FUND RECORDED A 3.48%* TOTAL RETURN. This figure assumes distributions were reinvested and does not include sales charge. Performance was in line with the Lipper Adjustable Rate Mortgage Funds Average,+ which delivered a total return of 3.10%, and the fund's benchmark,*** the Lehman Brothers Adjustable Rate Mortgage Index,** which had a total return of 3.81% for the period.

THE FUND'S PERFORMANCE WAS DUE LARGELY TO OUR RELATIVELY CONSERVATIVE INVESTMENT STRATEGY. We continued to emphasize income and focus on higher-coupon, adjustable-rate mortgage (ARM) securities; these securities have coupon*** rates of approximately 7.25%, close to prevailing market rates available to borrowers. At the end of the period, your fund had about 78% of total assets in ARM securities. ARM securities, as a class, did well compared to other bonds during the period, primarily due to their higher level of coupon income. The remainder of the fund was invested in fixed rate securities such as seasoned*** premium mortgage pass-throughs*** and balloon-maturity pass-throughs.*** The fixed rate securities enabled the fund to lock in an income stream; they also increased the fund's interest rate sensitivity.

BOND YIELDS DIDN'T CHANGE SIGNIFICANTLY FOR MUCH OF THE PERIOD, BUT THEY ROSE SHARPLY IN FEBRUARY AND MARCH. The Federal Reserve raised the federal funds rate*** from 5.25% to 5.50% in late February - the first
--------------------------------------------------------------------------------
FUND PERFORMANCE THROUGH MARCH 31, 1997*
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED SINCE INCEPTION

[GRAPH]

** An unmanaged index, which includes no expenses or transaction charges, of U.S. agency adjustable rate mortgage securities.

+ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.

AVERAGE ANNUALIZED TOTAL RETURNS
Includes 2% maximum sales charge.
One Year                               4.49%
--------------------------------------------------------------------------------
Five Year                              4.69%
--------------------------------------------------------------------------------
Since Inception (1/30/92)              4.35%
--------------------------------------------------------------------------------

During some periods, the fund's adviser waived or paid certain fund expenses and/or the fund's distributor voluntarily limited certain 12b-1 fees for the fund. Otherwise, the average annualized total returns would have been: 4.36% one year, 4.67% five year and 4.32% since inception.

* Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed.

Results through September 1, 1995, reflect historical net asset value performance of American Adjustable Rate Term Trust - 1998, the fund's predecessor for financial reporting purposes.

All fund and benchmark returns include reinvested distributions.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------
                                        8  1997 Semiannual Report - Income Funds

[PHOTO]

WAN-CHONG KUNG, CFA
shares responsibility for the
management of Adjustable
Rate Mortgage Securities
Fund. She has five years of
financial experience.
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE SECURITIES FUND  (CONTINUED)
--------------------------------------------------------------------------------

such rate hike since February 1995. Consequently, the yield on the two-year Treasury note rose to 6.40% on March 31, 1997, up from 6.09% on September 30, 1996.

ALTHOUGH INTEREST RATES ROSE, THE FUND'S NET ASSET VALUE EXPERIENCED ONLY MODERATE VOLATILITY AND IN FACT INCREASED SLIGHTLY. The fund's net asset value was $8.10 on March 31, compared to $8.06 on September 30, 1996. Our focus on higher-coupon ARM securities was rewarded, as their prices generally fell less than the prices of lower coupon issues when market interest rates rose.

WE BELIEVE THAT THE FEDERAL RESERVE WILL BE SUCCESSFUL IN SLOWING THE ECONOMY AND PREVENTING A SURGE IN INFLATION. The process, however, may require more time and perhaps slightly higher interest rates before an impact is realized. The fund's emphasis on higher-coupon ARM securities should help reduce the portfolio's volatility if market interest rates rise further. And with the current higher level of rates, we are watching for opportunities to purchase securities that would offer higher income for the fund.

Thank you for investing in Adjustable Rate Mortgage Securities Fund. We remain committed to providing you with quality investment management and service.

Sincerely,

/s/ Tom McGlinch        /s/ Wan-Chong Kung

    Tom McGlinch            Wan-Chong Kung
    Portfolio Manager       Portfolio Manager
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1997.

[GRAPH]
U.S. Agency Fixed Rate Mortgage-Backed Securities          19%
U.S.Agency Floating Rage Securities                         3%
Private Floating Rate Securities                           15%
Other Assets                                                1%
Short-Term                                                  2%
U.S. Agency Adjustable Rate Mortgage-Backed Securities     60%

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------
                                        9  1997 Semiannual Report - Income Funds

            Financial Statements (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES  March 31, 1997
 ..................................................................

                                                                                              ADJUSTABLE
                                                                                                 RATE
                                                                                               MORTGAGE
                                                               GOVERNMENT     INTERMEDIATE    SECURITIES
                                                               INCOME FUND     BOND FUND         FUND
                                                              -------------   ------------   -------------
ASSETS:
Investments in securities at market value* (including
  repurchase agreements of $350,000, $2,922,000 and
  $3,291,000, respectively) (note 2) .......................  $ 78,452,465    $ 95,805,726   $215,199,935
Cash in bank on demand deposit .............................        25,810          25,546         25,131
Receivable for investment securities sold ..................            --       2,339,412             --
Receivable for fund shares sold ............................           992             518             --
Principal receivable on mortgage securities ................            --              --        227,374
Accrued interest receivable ................................       643,567       1,080,161      1,363,677
                                                              -------------   ------------   -------------
  Total assets .............................................    79,122,834      99,251,363    216,816,117
                                                              -------------   ------------   -------------

LIABILITIES:
Dividends payable to shareholders ..........................       363,285         464,000        989,480
Payable for investment securities purchased on a when-issued
  basis (note 2) ...........................................     5,009,375              --             --
Payable for fund shares redeemed ...........................        22,414       1,327,616        328,499
Accrued investment management fee ..........................        32,085          26,070         65,028
Accrued distribution and service fees ......................        21,818          16,426         27,869
                                                              -------------   ------------   -------------
  Total liabilities ........................................     5,448,977       1,834,112      1,410,876
                                                              -------------   ------------   -------------
  Net assets applicable to outstanding capital stock .......  $ 73,673,857    $ 97,417,251   $215,405,241
                                                              -------------   ------------   -------------
                                                              -------------   ------------   -------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............  $ 90,617,197    $375,132,514   $361,969,677
Distributions in excess of net investment income ...........            --        (125,224)            --
Accumulated net realized loss on investments ...............   (16,377,026)   (276,332,704)  (146,548,405)
Unrealized depreciation of investments .....................      (566,314)     (1,257,335)       (16,031)
                                                              -------------   ------------   -------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $ 73,673,857    $ 97,417,251   $215,405,241
                                                              -------------   ------------   -------------
                                                              -------------   ------------   -------------

NET ASSET VALUE AND OFFERING PRICE:

CLASS A:
Net assets (note 1) ........................................  $ 73,673,857    $ 82,241,968   $215,405,241
Shares outstanding .........................................     8,453,919      11,020,516     26,602,901
Net asset value ............................................  $       8.71    $       7.46   $       8.10
Maximum offering price per share (net asset value plus 2% of
  offering price) ..........................................  $       8.89    $       7.61   $       8.27

CLASS Y:
Net assets .................................................  $         --    $ 15,175,283   $         --
Shares outstanding .........................................            --       2,032,469             --
Net asset value and offering price per share ...............  $         --    $       7.47   $         --

* Investments in securities at identified cost .............  $ 79,018,779    $ 97,063,061   $215,215,966
                                                              -------------   ------------   -------------
                                                              -------------   ------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

10                                     1997 Semiannual Report - Income Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 1997
 ..................................................................

                                                                                             ADJUSTABLE
                                                                                                RATE
                                                                                              MORTGAGE
                                                               GOVERNMENT    INTERMEDIATE    SECURITIES
                                                              INCOME FUND     BOND FUND         FUND
                                                              ------------   ------------   ------------
INCOME:
Interest ...................................................  $ 2,979,828    $ 3,945,259    $ 7,893,022
Fee income (note 2) ........................................       52,848             --             --
                                                              ------------   ------------   ------------

  Total income .............................................    3,032,676      3,945,259      7,893,022
                                                              ------------   ------------   ------------

EXPENSES (NOTE 5):
Investment management fee ..................................      200,761        172,739        415,176
Distribution and service fees:
  Class A ..................................................      200,760        172,006        176,660
  Class Y ..................................................           --             --             --
Custodian and accounting fees ..............................       42,791         57,073        120,593
Transfer agent and dividend disbursing agent fees ..........       30,858         21,058        130,804
Registration fees ..........................................       10,029         16,749          5,456
Reports to shareholders ....................................       25,482         41,379         40,470
Directors' fees ............................................        3,619          3,619          8,309
Audit and legal fees .......................................       25,553         38,522         43,028
Other expenses .............................................       10,501         13,087         23,832
                                                              ------------   ------------   ------------
  Total expenses ...........................................      550,354        536,232        964,328
    Less Class A expenses waived by the distributor ........      (70,485)       (50,208)            --
                                                              ------------   ------------   ------------

  Net expenses before expenses paid indirectly .............      479,869        486,024        964,328
    Less expenses paid indirectly ..........................          (46)        (1,343)          (485)
                                                              ------------   ------------   ------------

  Total net expenses .......................................      479,823        484,681        963,843
                                                              ------------   ------------   ------------

  Net investment income ....................................    2,552,853      3,460,578      6,929,179
                                                              ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 3) ..................      603,959        159,015         15,280
Net realized loss on closed futures contracts ..............     (153,975)            --             --
                                                              ------------   ------------   ------------

  Net realized gain on investments .........................      449,984        159,015         15,280
Net change in unrealized appreciation or depreciation of
  investments ..............................................   (1,265,040)      (326,795)     1,314,553
                                                              ------------   ------------   ------------

  Net gain (loss) on investments ...........................     (815,056)      (167,780)     1,329,833
                                                              ------------   ------------   ------------

    Net increase in net assets resulting from operations ...  $ 1,737,797    $ 3,292,798    $ 8,259,012
                                                              ------------   ------------   ------------
                                                              ------------   ------------   ------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

11                                     1997 Semiannual Report - Income Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                             INTERMEDIATE BOND FUND
                                             GOVERNMENT INCOME FUND       -----------------------------
                                          -----------------------------
                                                                           Six Months
                                           Six Months                        Ended
                                          Ended 3/31/97    Year Ended       3/31/97        Year Ended
                                           (Unaudited)       9/30/96      (Unaudited)       9/30/96
                                          -------------   -------------   ------------   --------------
OPERATIONS:
Net investment income ..................  $  2,552,853    $  6,314,212    $ 3,460,578    $   15,762,040
Net realized gain (loss) on
  investments ..........................       449,984          85,416        159,015       (12,736,864)
Net change in unrealized appreciation or
  depreciation of investments ..........    (1,265,040)     (1,752,271)      (326,795)       10,497,685
                                          -------------   -------------   ------------   --------------

  Net increase in net assets resulting
    from operations ....................     1,737,797       4,647,357      3,292,798        13,522,861
                                          -------------   -------------   ------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
  From net investment income ...........    (2,554,662)     (6,318,402)    (3,346,877)      (34,266,074)
CLASS Y:
  From net investment income ...........            --              --       (113,702)               --
                                          -------------   -------------   ------------   --------------
  Total distributions ..................    (2,554,662)     (6,318,402)    (3,460,579)      (34,266,074)
                                          -------------   -------------   ------------   --------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
CLASS A ................................    (9,337,853)    (20,364,506)   (53,763,073)     (162,043,566)
CLASS Y ................................            --              --     15,510,267                --
                                          -------------   -------------   ------------   --------------
  Decrease in net assets from capital
    share transactions .................    (9,337,853)    (20,364,506)   (38,252,806)     (162,043,566)
                                          -------------   -------------   ------------   --------------
  Total decrease in net assets .........   (10,154,718)    (22,035,551)   (38,420,587)     (182,786,779)

Net assets at beginning of period ......    83,828,575     105,864,126    135,837,838       318,624,617
                                          -------------   -------------   ------------   --------------

Net assets at end of period ............  $ 73,673,857    $ 83,828,575    $97,417,251    $  135,837,838
                                          -------------   -------------   ------------   --------------
                                          -------------   -------------   ------------   --------------

Undistributed (distributions in excess
  of) net investment income ............  $         --    $      1,809    $  (125,224)   $     (125,223)
                                          -------------   -------------   ------------   --------------
                                          -------------   -------------   ------------   --------------


                                             ADJUSTABLE RATE MORTGAGE SECURITIES FUND
                                          ----------------------------------------------

                                           Six Months
                                          Ended 3/31/97    Month Ended      Year Ended
                                           (Unaudited)       9/30/96         8/31/96
                                          -------------   -------------   --------------
OPERATIONS:
Net investment income ..................  $  6,929,179    $  1,272,222    $   24,706,910
Net realized gain (loss) on
  investments ..........................        15,280         (68,233)       (2,674,311)
Net change in unrealized appreciation or
  depreciation of investments ..........     1,314,553         867,679         6,114,992
                                          -------------   -------------   --------------
  Net increase in net assets resulting
    from operations ....................     8,259,012       2,071,668        28,147,591
                                          -------------   -------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
  From net investment income ...........    (6,929,179)     (1,272,222)      (24,649,898)
CLASS Y:
  From net investment income ...........            --              --                --
                                          -------------   -------------   --------------
  Total distributions ..................    (6,929,179)     (1,272,222)      (24,649,898)
                                          -------------   -------------   --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
CLASS A ................................   (48,757,960)     (7,914,495)     (142,855,401)
CLASS Y ................................            --              --                --
                                          -------------   -------------   --------------
  Decrease in net assets from capital
    share transactions .................   (48,757,960)     (7,914,495)     (142,855,401)
                                          -------------   -------------   --------------
  Total decrease in net assets .........   (47,428,127)     (7,115,049)     (139,357,708)
Net assets at beginning of period ......   262,833,368     269,948,417       409,306,125
                                          -------------   -------------   --------------
Net assets at end of period ............  $215,405,241    $262,833,368    $  269,948,417
                                          -------------   -------------   --------------
                                          -------------   -------------   --------------
Undistributed (distributions in excess
  of) net investment income ............  $         --    $         --    $           --
                                          -------------   -------------   --------------
                                          -------------   -------------   --------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

12                                     1997 Semiannual Report - Income Funds

             Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      Piper Funds Inc. (Piper Funds) and Piper Funds Inc.-II (Piper Funds II) are each registered under the Investment Company Act of 1940 (as amended) as single, open-end management investment companies. Piper Funds currently has 12 series, including Government Income Fund and Intermediate Bond Fund, each of which is classified as a diversified series. Piper Funds II currently has one series, Adjustable Rate Mortgage Securities Fund (ARMS fund), which is classified as a diversified series.

                      On September 1, 1995, American Adjustable Rate Term Trust 1996 (BDJ), American Adjustable Rate Term Trust 1997
                      (CDJ), American Adjustable Rate Term Trust 1998 (DDJ) and American Adjustable Rate Term Trust 1999 (EDJ) merged into the ARMS fund. American Adjustable Rate Term Trust 1998
                      (DDJ) (a closed-end fund) is considered the surviving entity for financial reporting purposes.

                      The articles of incorporation of Piper Funds and Piper Funds II permit the boards of directors to create additional series in the future.

                      Intermediate Bond Fund commenced offering Class Y shares on February 18, 1997. All shares existing prior to this date were classified as Class A shares. Key features of each class are:

                      CLASS A:
                      - Subject to a front-end sales charge

                      - Higher annual expenses than Class Y

                      CLASS Y:
                      - Requires a minimum initial investment of $1 million or more

                      - No front-end or contingent deferred sales charges

                      - Lower annual expenses than Class A

                      The classes of shares of Intermediate Bond Fund have the same rights and are identical in all respects except that each class bears different distribution expenses, has exclusive voting rights with respect to matters affecting that class and has different exchange privileges. Government Income Fund and Adjustable Rate Mortgage Securities Fund each have a single class of shares, which are shown as Class A in the financial statements.

                      Government Income Fund invests primarily in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities. The fund may also invest in mortgage-related securities issued by private entities. The fund's investments in mortgage-related securities may include certain derivative mortgage securities.

                      Intermediate Bond Fund invests primarily in a broad range of investment-quality debt securities.

--------------------------------------------------------------------------------

13                                     1997 Semiannual Report - Income Funds

--------------------------------------------------------------------------------

                      Adjustable Rate Mortgage Securities Fund invests primarily in adjustable rate mortgage securities.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                      INVESTMENTS IN SECURITIES
                      The value of certain fixed income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the New York Stock Exchange. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities.

                      Occasionally, events affecting the value of such securities may occur between the time valuations are determined and the close of the New York Stock Exchange. If events materially affecting the value of such securities occur, if the funds' management determines for any other reason that valuations provided by the pricing service or dealer are inaccurate or when market quotations are not readily available, securities will be valued at their fair value according to procedures decided upon in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Exchange-traded options are valued at the last sales price on the exchange prior to the time when assets are valued. If no sales were reported that day, the options will be valued at the mean between the current closing bid and asked prices. Over-the-counter options are valued using market quotations obtained from independent dealers that make markets in the securities. Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded. Such valuations are determined using independent pricing services or prices quoted by independent brokers.

                      Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                      OPTIONS TRANSACTIONS
                      For hedging purposes, Government Income Fund and Adjustable Rate Mortgage Securities Fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the funds give up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the funds pay a premium whether or not the option is exercised. The funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                      Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------

14                                     1997 Semiannual Report - Income Funds

--------------------------------------------------------------------------------

                      FUTURES TRANSACTIONS
                      In order to gain exposure to or protect from changes in the market, Government Income Fund and Adjustable Rate Mortgage Securities Fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                      Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the funds on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each fund maintains, in segregated accounts with the custodian, assets with a market value equal to the amount of its purchase commitments. Adjustable Rate Mortgage Securities Fund will only hold cash or cash equivalents in the segregated account. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of each fund's net asset value if the funds make such purchases while remaining substantially fully invested. As of March 31, 1997, Government Income Fund had entered into outstanding when-issued or forward commitments of $5,009,375.

                      In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage "dollar rolls" in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" their purchase commitments, the funds receive negotiated fees. For the six months ended March 31, 1997, such fees earned amounted to $52,848 for Government Income Fund.

                      ALLOCATION OF INCOME, EXPENSES AND GAINS (LOSSES)
                      Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses for Intermediate Bond Fund are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Class-specific expenses, which include distribution and service fees, are charged directly to such class.

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be

--------------------------------------------------------------------------------

15                                     1997 Semiannual Report - Income Funds

--------------------------------------------------------------------------------
                      subject to federal income tax. Therefore, no income tax provision is required. Generally, on a calendar-year basis, the funds will distribute substantially all of their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "straddle" transactions and the timing of recognition of income on certain collateralized mortgage-backed securities.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income for Government Income Fund and Adjustable Rate Mortgage Securities Fund are declared daily and paid monthly. Distributions to shareholders from net investment income for Intermediate Bond Fund are declared separately for each class daily and paid monthly. Net realized gains distributions for the funds, if any, will be made at least annually. Distributions are payable in cash or reinvested in additional shares of the same class.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended March 31, 1997, were as follows:

                                                                                    ADJUSTABLE
                                                                                       RATE
                                                                                     MORTGAGE
                                                  GOVERNMENT      INTERMEDIATE      SECURITIES
                                                 INCOME FUND       BOND FUND           FUND
                                                 ------------     ------------     ------------
Purchases ...................................    $ 17,634,024     $ 54,833,390     $19,777,785
Proceeds from sales .........................    $ 32,190,368     $ 75,714,628     $63,437,091

                      For the six months ended March 31, 1997, no brokerage commissions were paid to Piper Jaffray Inc., an affiliated broker.

--------------------------------------------------------------------------------

16                                     1997 Semiannual Report - Income Funds

--------------------------------------------------------------------------------

(4) CAPITAL SHARE
    TRANSACTIONS
 ................................
                      Capital share transactions for the funds were as follows:

                                                       SIX MONTHS ENDED                      YEAR ENDED
                                                        MARCH 31, 1997                   SEPTEMBER 30, 1996
                                                 -----------------------------     -------------------------------
                                                   SHARES           AMOUNT            SHARES            AMOUNT
                                                 -----------     -------------     ------------     --------------
GOVERNMENT INCOME FUND:
(authorized 10 billion shares of $0.01 par
  value)
  Purchases of fund shares ..................        457,949     $   4,092,484          822,655     $    7,312,999
  Issued for reinvested distributions .......        212,753         1,906,480          706,427          6,312,741
  Redemptions of fund shares ................     (1,712,270)      (15,336,817)      (3,808,707)       (33,990,246)
                                                 -----------     -------------     ------------     --------------
                                                  (1,041,568)    $  (9,337,853)      (2,279,625)    $  (20,364,506)
                                                 -----------     -------------     ------------     --------------
                                                 -----------     -------------     ------------     --------------

                                                       SIX MONTHS ENDED                      YEAR ENDED
                                                       MARCH 31, 1997(A)                 SEPTEMBER 30, 1996
                                                 -----------------------------     -------------------------------
                                                   SHARES           AMOUNT            SHARES            AMOUNT
                                                 -----------     -------------     ------------     --------------
INTERMEDIATE BOND FUND:
CLASS A (authorized four billion shares of
  $0.01 par value):
  Purchases of fund shares ..................        337,158     $   2,554,324          884,830     $    6,934,686
  Issued for reinvested distributions .......        316,663         2,394,780        4,706,970         37,022,030
  Redemptions of fund shares ................     (5,526,840)      (41,868,291)     (26,737,969)      (206,000,282)
  Redemptions in exchange for Class Y
    shares ..................................     (2,210,491)      (16,843,886)              --                 --
                                                 -----------     -------------     ------------     --------------
                                                  (7,083,510)    $ (53,763,073)     (21,146,169)    $ (162,043,566)
                                                 -----------     -------------     ------------     --------------
                                                 -----------     -------------     ------------     --------------
CLASS Y (authorized one billion shares of
  $0.01 par value):
  Purchases of fund shares ..................         12,678     $      95,333
  Purchases in exchange for Class A
    shares ..................................      2,210,491        16,843,886
  Issued for reinvested distributions .......          4,205            31,791
  Redemptions of fund shares ................       (194,905)       (1,460,743)
                                                 -----------     -------------
                                                   2,032,469     $  15,510,267
                                                 -----------     -------------
                                                 -----------     -------------

                                                   SIX MONTHS ENDED            MONTH ENDED                  YEAR ENDED
                                                    MARCH 31, 1997          SEPTEMBER 30, 1996           AUGUST 31, 1996
                                               ------------------------  ------------------------  ----------------------------
                                                 SHARES       AMOUNT       SHARES       AMOUNT        SHARES         AMOUNT
                                               ----------  ------------  ----------  ------------  -------------  -------------
ADJUSTABLE RATE MORTGAGE SECURITIES FUND:
(authorized 10 billion shares of $0.01 par value)
  Purchases of fund shares ..................     293,825  $  2,378,928      14,416  $    115,577        370,239  $   2,964,814
  Issued for reinvested distributions .           369,205     2,992,397      93,048       747,173      1,637,616     13,155,273
  Issued in connection with the merger of
    BDJ, CDJ, DDJ, and EDJ (note 7) .........          --            --          --            --    104,403,211    801,742,686
  Issued in connection with the merger of
    PIFAX (note 7) ..........................          --            --     579,823     4,661,948             --             --
  Redemptions of fund shares ................  (6,676,807)  (54,129,285) (1,672,368)  (13,439,193)  (119,875,424)  (960,718,174)
                                               ----------  ------------  ----------  ------------  -------------  -------------
                                               (6,013,777) $(48,757,960)   (985,081) $ (7,914,495) $ (13,464,358) $(142,855,401)
                                               ----------  ------------  ----------  ------------  -------------  -------------
                                               ----------  ------------  ----------  ------------  -------------  -------------

(A) REPRESENTS PERIOD FROM FEBRUARY 18 (COMMENCEMENT OF OFFERING OF SHARES) TO MARCH 31, 1997 FOR CLASS Y.

--------------------------------------------------------------------------------

17                                     1997 Semiannual Report - Income Funds

--------------------------------------------------------------------------------

                      Sales charges received by Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, for distributing the funds' shares were as follows:

                                                                                 ADJUSTABLE
                                                            INTERMEDIATE            RATE
                                          GOVERNMENT          BOND FUND           MORTGAGE
                                            INCOME     -----------------------   SECURITIES
                                             FUND       CLASS A      CLASS Y        FUND
                                          ----------   ----------   ----------   ----------
Front-end sales charges ................  $  593       $   11       $   --       $  406
Contingent deferred sales charges ......     587          158           --          519
                                          ----------   ----------   ----------   ----------
                                          $1,180       $  169       $   --       $  925
                                          ----------   ----------   ----------   ----------
                                          ----------   ----------   ----------   ----------

(5) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT FEE
                      Piper Funds and Piper Funds II have entered into investment management agreements with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreements require each fund to pay Piper Capital a monthly fee based on average daily net assets. The fees for each fund are as follows: Government Income Fund, an annual rate of 0.50% of the first $250 million in net assets and decreasing percentages thereafter to 0.40% of net assets in excess of $500 million; Intermediate Bond Fund, an annual rate of 0.30% of the first $100 million in net assets, 0.25% of the next $150 million and 0.20% of net assets in excess of $250 million; Adjustable Rate Mortgage Securities Fund, an annual rate of 0.35% on the first $500 million in net assets and 0.30% of net assets in excess of $500 million.

                      DISTRIBUTION AND SERVICE FEES
                      Each fund also pays Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, fees accrued daily and paid quarterly for providing shareholder services and distribution-related services. The fees for each class, which are being voluntarily limited for Government Income Fund and Class A of Intermediate Bond Fund for the year ending September 30, 1997, are stated below as a percent of average daily net assets attributable to such class.

                                                                                      ADJUSTABLE
                                                                 INTERMEDIATE            RATE
                                               GOVERNMENT          BOND FUND           MORTGAGE
                                                 INCOME     -----------------------   SECURITIES
                                                  FUND       CLASS A      CLASS Y        FUND
                                               ----------   ----------   ----------   ----------
Distribution fee ............................    0.25%        0.05%          --           --
Service fee .................................    0.25%        0.25%          --         0.15%
                                                -----        -----        -----        -----
  Total distribution and service fees .......    0.50%        0.30%          --         0.15%
                                                -----        -----        -----        -----
                                                -----        -----        -----        -----
  Total distribution and service fees after
    voluntary limitation ....................    0.32%        0.22%          --         0.15%
                                                -----        -----        -----        -----
                                                -----        -----        -----        -----

--------------------------------------------------------------------------------

18                                     1997 Semiannual Report - Income Funds

--------------------------------------------------------------------------------

                      SHAREHOLDER ACCOUNT SERVICING FEES
                      The company has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company (Piper Trust) perform various transfer and dividend disbursing agent services for accounts held at the respective company. The fees, which are paid monthly to Piper Jaffray and Piper Trust for providing these services, are equal to an annual rate of $7.50 per active shareholder account and $1.60 per closed account. For the six months ended March 31, 1997, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                                                           ADJUSTABLE
                                                                              RATE
                                               GOVERNMENT                   MORTGAGE
                                                 INCOME     INTERMEDIATE   SECURITIES
                                                  FUND       BOND FUND        FUND
                                               ----------   ------------   ----------
Piper Jaffray ...............................  $20,565      $ 8,797        $35,973
Piper Trust .................................    2,793        1,758             --
                                               ----------   ------------   ----------
                                               $23,358      $10,555        $35,973
                                               ----------   ------------   ----------
                                               ----------   ------------   ----------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, distribution, service and shareholder account servicing fees, each fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the funds.

(6) CAPITAL LOSS
    CARRYOVER
 ................................
                      For federal income tax purposes, the following funds had capital loss carryovers at September 30, 1996, which, if not offset by subsequent capital gains, will expire as noted. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expired. Due to limits on utilization of the capital loss carryovers which Adjustable Rate Mortgage Securities Fund acquired in the mergers described in note 7, the utilization of these capital loss carryovers in subsequent years is limited to $69,945,971 per year

                                                                                     ADJUSTABLE
                                                                                        RATE
                                                                                      MORTGAGE
                                                  GOVERNMENT      INTERMEDIATE       SECURITIES
                                                 INCOME FUND        BOND FUND           FUND
                                                 ------------     -------------     -------------
Fund Capital Loss Carryovers ................    $ 16,784,819     $ 276,491,719     $146,563,691
Expiration Dates ............................     2002-2004         2003-2004        1997-2004

--------------------------------------------------------------------------------

19                                     1997 Semiannual Report - Income Funds

--------------------------------------------------------------------------------

(7) MERGERS
 ................................
                      As described in note 1 to the financial statements, on September 1, 1995, the net assets of BDJ, CDJ, DDJ and EDJ were combined in a tax-free merger to form ARMS Fund. In addition, on September 16, 1996, the net assets of Institutional Government Adjustable Portfolio (PIFAX) were acquired by ARMS Fund via a tax-free merger. The following table presents the shares of ARMS Fund issued in exchange for the net assets of each of the merged funds and the composition of such net assets as of the merger dates.

                                                                      MERGER OF
                                                   MERGER OF        BDJ, CDJ, DDJ
                                                     PIFAX             AND EDJ
                                                    9/16/96            9/1/95
                                                 -------------     ---------------
Shares issued in connection with the
  mergers* ..................................          579,823        104,403,211
                                                 -------------     ---------------
                                                 -------------     ---------------
Net assets immediately after the mergers ....    $ 269,963,724     $1,211,749,182
                                                 -------------     ---------------
                                                 -------------     ---------------
Composition of net assets merged into ARMS
  Fund**
  Capital stock .............................    $   7,987,753     $  900,831,012
  Accumulated net realized loss on
    investment ..............................       (3,325,805)       (94,949,571)
  Unrealized depreciation of investments ....               --         (4,138,755)
                                                 -------------     ---------------
  Total net assets merged ...................    $   4,661,948     $  801,742,686
                                                 -------------     ---------------
                                                 -------------     ---------------

* SHARES ISSUED WERE DETERMINED BY THE RATIO OF EACH MERGED FUND'S NET ASSET VALUE TO ARMS FUND'S NET ASSET VALUE ON THE DATES OF THE MERGERS. SHARES ARE BASED ON A NET ASSET VALUE OF ARMS FUND OF $8.00 PER SHARE FOR THE MERGER ON SEPTEMBER 1, 1995, AND $8.04 PER SHARE FOR THE MERGER ON SEPTEMBER 16, 1996.
** DDJ IS CONSIDERED THE SURVIVOR OF THE SEPTEMBER 1, 1995, MERGER FOR FINANCIAL REPORTING PURPOSES. THEREFORE, THE NET ASSETS MERGED ON 9/1/95 ARE THOSE OF BDJ, CDJ AND EDJ, WHICH ARE CONSIDERED TO HAVE MERGED INTO ARMS FUND.

--------------------------------------------------------------------------------

20                                     1997 Semiannual Report - Income Funds

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      GOVERNMENT INCOME FUND

                                                Six Months
                                                   Ended
                                                 March 31,                      Year Ended September 30,
                                                   1997          -------------------------------------------------------
                                                (Unaudited)       1996        1995        1994        1993        1992
                                               -------------     -------     -------     -------     -------     -------
PER-SHARE DATA
Net asset value, beginning of period ........  $     8.83        $  8.99     $  8.42     $ 10.01     $  9.86     $  9.69
                                               -------------     -------     -------     -------     -------     -------
Operations:
  Net investment income .....................        0.29           0.60        0.60        0.69        0.80        0.90
  Net realized and unrealized gains (losses)
    on investments ..........................       (0.12)         (0.16)       0.60       (1.58)       0.15        0.17
                                               -------------     -------     -------     -------     -------     -------
    Total from operations ...................        0.17           0.44        1.20       (0.89)       0.95        1.07
                                               -------------     -------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income ................       (0.29)         (0.60)      (0.63)      (0.68)      (0.80)      (0.90)
  From net realized gains on investments               --             --          --       (0.02)         --          --
                                               -------------     -------     -------     -------     -------     -------
    Total distributions to shareholders .....       (0.29)         (0.60)      (0.63)      (0.70)      (0.80)      (0.90)
                                               -------------     -------     -------     -------     -------     -------
Net asset value, end of period ..............  $     8.71        $  8.83     $  8.99     $  8.42     $ 10.01     $  9.86
                                               -------------     -------     -------     -------     -------     -------
                                               -------------     -------     -------     -------     -------     -------
SELECTED INFORMATION
Total return (a) ............................        1.86%          4.99%      14.87%      (9.26)%     10.06%      11.57%
Net assets at end of period (in millions) ...  $       74        $    84     $   106     $   126     $   160     $   124
Ratio of expenses to average daily net
  assets ....................................        1.20%(b)       1.09%       1.11%       1.05%       1.09%       1.11%
Ratio of net investment income to average
  daily net assets ..........................        6.36%(b)       6.66%       7.02%       7.43%       8.10%       9.15%
Portfolio turnover rate (excluding short-term
  securities) ...............................          21%            32%         87%        121%        191%        118%
Ratios before waivers by the distributor:
  Ratio of expenses to average daily net
    assets before waivers ...................        1.37%(b)       1.28%       1.29%       1.24%       1.27%       1.29%
  Ratio of net investment income to average
    daily net assets before waivers .........        6.19%(b)       6.47%       6.84%       7.24%       7.92%       8.97%

(A) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B)  ANNUALIZED.

--------------------------------------------------------------------------------

21                                     1997 Semiannual Report - Income Funds

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      INTERMEDIATE BOND FUND

                                                                                CLASS A
                                               --------------------------------------------------------------------------
                                                Six Months
                                                   Ended
                                                 March 31,                       Year Ended September 30,
                                                   1997          --------------------------------------------------------
                                                (Unaudited)       1996        1995         1994        1993        1992
                                               -------------     -------     -------     --------     -------     -------
PER-SHARE DATA
Net asset value, beginning of period ........  $     7.50        $  8.12     $  7.98     $  12.22     $ 11.51     $ 10.71
                                               -------------     -------     -------     --------     -------     -------
Operations:
  Net investment income .....................        0.23           0.53(c)     0.88         0.90        1.29        1.07
  Net realized and unrealized gains (losses)
    on investments ..........................       (0.04)         (0.11)       0.31        (3.96)       0.56        0.73
                                               -------------     -------     -------     --------     -------     -------
    Total from operations ...................        0.19           0.42        1.19        (3.06)       1.85        1.80
                                               -------------     -------     -------     --------     -------     -------
Distributions to shareholders:
  From net investment income ................       (0.23)         (1.04)      (1.05)       (0.95)      (0.90)      (0.91)
  From net realized gains on investments ....          --             --          --        (0.23)      (0.24)      (0.09)
                                               -------------     -------     -------     --------     -------     -------
    Total distributions to shareholders .....       (0.23)         (1.04)      (1.05)       (1.18)      (1.14)      (1.00)
                                               -------------     -------     -------     --------     -------     -------
Net asset value, end of period ..............  $     7.46        $  7.50     $  8.12     $   7.98     $ 12.22     $ 11.51
                                               -------------     -------     -------     --------     -------     -------
                                               -------------     -------     -------     --------     -------     -------
SELECTED INFORMATION
Total return (a) ............................        2.43%          5.68%      16.15%      (26.65)%     17.04%      17.70%
Net assets at end of period (in millions) ...  $       82        $   136     $   319     $    564     $   792     $   470
Ratio of expenses to average daily net assets
  (b) .......................................        0.84%(e)       0.72%       0.97%        0.78%       0.70%       0.65%
Ratio of net investment income to average
  daily net assets ..........................        5.92%(e)       6.65%       8.02%        9.33%      12.51%      11.01%
Portfolio turnover rate (excluding short-term
  securities) ...............................          51%            89%        136%         169%        109%         64%
Ratios before waivers by the distributor:
  Ratio of expenses to average daily net
    assets before waivers ...................        0.93%(e)       0.82%       1.07%        0.85%       0.77%       0.72%
  Ratio of net investment income to average
    daily net assets before waivers .........        5.83%(e)       6.55%       7.92%        9.26%      12.44%      10.94%

                                                  CLASS Y
                                               -------------
                                               Period Ended
                                                 March 31,
                                                  1997(d)
                                                (Unaudited)
                                               -------------
PER-SHARE DATA
Net asset value, beginning of period ........  $     7.62
                                               -------------
Operations:
  Net investment income .....................        0.05
  Net realized and unrealized loss on
    investments .............................       (0.15)
                                               -------------
    Total from operations ...................       (0.10)
                                               -------------
Distributions to shareholders:
  From net investment income ................       (0.05)
                                               -------------
Net asset value, end of period ..............  $     7.47
                                               -------------
                                               -------------
SELECTED INFORMATION
Total return (a) ............................       (1.26)%
Net assets at end of period (in millions) ...  $       15
Ratio of expenses to average daily net
  assets ....................................        0.58%(e)
Ratio of net investment income to average
  daily net assets ..........................        6.39%(e)
Portfolio turnover rate (excluding short-term
  securities) ...............................          51%

(A) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B) INCLUDES FEDERAL EXCISE TAXES OF 0.08%, 0.37%, 0.23%, 0.09% AND 0.02% FOR FISCAL 1996, 1995, 1994, 1993, AND 1992, RESPECTIVELY.
(C)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(D)  COMMENCEMENT OF OFFERING OF CLASS Y SHARES WAS FEBRUARY 18, 1997.
(E)  ANNUALIZED.

--------------------------------------------------------------------------------

22                                     1997 Semiannual Report - Income Funds

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      ADJUSTABLE RATE MORTGAGE SECURITIES FUND

                                           Six Months
                                              Ended
                                            March 31,      Month Ended                  Year Ended August 31,
                                              1997        September 30,   -------------------------------------------------
                                           (Unaudited)        1996           1996         1995         1994         1993
                                          -------------   -------------   ----------   ----------   ----------   ----------
PER-SHARE DATA (A)
Net asset value, beginning of period      $     8.06      $     8.03      $     7.99   $     8.10   $     8.88   $     8.95
                                          -------------   -------------   ----------   ----------   ----------   ----------
Operations:
  Net investment income ................        0.24            0.04            0.49         0.47         0.55         0.63
  Net realized and unrealized gains
    (losses) on investments ............        0.04            0.03            0.01        (0.05)       (0.82)       (0.09)
                                          -------------   -------------   ----------   ----------   ----------   ----------
    Total from operations ..............        0.28            0.07            0.50         0.42        (0.27)        0.54
                                          -------------   -------------   ----------   ----------   ----------   ----------
Distributions to shareholders:
  From net investment income ...........       (0.24)          (0.04)          (0.46)       (0.53)       (0.51)       (0.61)
                                          -------------   -------------   ----------   ----------   ----------   ----------
Net asset value, end of period .........  $     8.10      $     8.06      $     8.03   $     7.99   $     8.10   $     8.88
                                          -------------   -------------   ----------   ----------   ----------   ----------
                                          -------------   -------------   ----------   ----------   ----------   ----------
SELECTED INFORMATION
Total return (c) .......................        3.48%           0.85%           6.40%        5.43%       (3.18)%       6.24%
Net assets at end of period (in
  millions) ............................  $      215      $      263      $      270   $      409   $      500   $      551
Ratio of expenses to average daily net
  assets ...............................        0.81%(e)        0.82%(e)        0.60%        0.63%        0.60%        0.58%
Ratio of net investment income to
  average daily net assets .............        5.85%(e)        5.82%(e)        5.74%        5.62%        6.39%        7.25%
Portfolio turnover rate (excluding
  short-term securities) ...............           8%              2%            %51          %36          %39          %39
Amount of borrowings outstanding at end
  of period (in millions)(d) ...........  $       --      $       --      $       --   $       --   $      145   $      145
Average amount of borrowings outstanding
  during the period (in millions) ......  $       --      $       --      $       --   $       57   $      145   $      149
Average number of shares outstanding
  during the period (in millions) ......          --              --              --           53           62           62
Average per-share amount of borrowings
  outstanding during the period ........  $       --      $       --      $       --   $     1.09   $     2.34   $     2.41


                                           1992(b)
                                          ----------
PER-SHARE DATA (A)
Net asset value, beginning of period      $  8.80
                                          ----------
Operations:
  Net investment income ................     0.40
  Net realized and unrealized gains
    (losses) on investments ............     0.07
                                          ----------
    Total from operations ..............     0.47
                                          ----------
Distributions to shareholders:
  From net investment income ...........    (0.32)
                                          ----------
Net asset value, end of period .........  $  8.95
                                          ----------
                                          ----------
SELECTED INFORMATION
Total return (c) .......................     5.49%
Net assets at end of period (in
  millions) ............................  $   555
Ratio of expenses to average daily net
  assets ...............................     0.58%(e)
Ratio of net investment income to
  average daily net assets .............     7.70%(e)
Portfolio turnover rate (excluding
  short-term securities) ...............       41%
Amount of borrowings outstanding at end
  of period (in millions)(d) ...........  $   145
Average amount of borrowings outstanding
  during the period (in millions) ......  $    90
Average number of shares outstanding
  during the period (in millions) ......       52
Average per-share amount of borrowings
  outstanding during the period ........  $  1.67

(A) ON SEPTEMBER 1, 1995, FOUR CLOSED-END FUNDS, AMERICAN ADJUSTABLE RATE TERM TRUST 1996, AMERICAN ADJUSTABLE RATE TERM TRUST 1997, AMERICAN ADJUSTABLE RATE TERM TRUST 1998 (DDJ) AND AMERICAN ADJUSTABLE RATE TERM TRUST 1999 WERE COMBINED TO CREATE THE FUND. DDJ IS CONSIDERED THE SURVIVING ENTITY FOR FINANCIAL REPORTING PURPOSES. THE FINANCIAL HIGHLIGHTS PRESENTED FOR THE PERIODS PRIOR TO SEPTEMBER 1, 1995 ARE THOSE OF DDJ. THE PER-SHARE INFORMATION FOR SUCH PERIODS HAS BEEN RESTATED TO REFLECT THE IMPACT OF ADDITIONAL SHARES CREATED RESULTING FROM THE DIFFERENCE IN THE NET ASSET VALUE PER SHARE OF DDJ AT THE TIME OF THE MERGER ($8.71) AND THE INITIAL NET ASSET VALUE PER SHARE OF THE FUND ($8.00).
(B) COMMENCEMENT OF OPERATIONS OF AMERICAN ADJUSTABLE RATE TERM TRUST 1998 WAS JANUARY 30, 1992.
(C) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(D) DDJ WAS A CLOSED-END MANAGEMENT INVESTMENT COMPANY AND WAS PERMITTED TO ENTER INTO BORROWINGS FOR OTHER THAN TEMPORARY OR EMERGENCY PURPOSES. ADJUSTABLE RATE MORTGAGE SECURITIES FUND MAY BORROW ONLY FOR TEMPORARY OR EMERGENCY PURPOSES.
(E)  ANNUALIZED

--------------------------------------------------------------------------------

23                                     1997 Semiannual Report - Income Funds

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

GOVERNMENT INCOME FUND                                            March 31, 1997
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (106.0%):
  U.S. AGENCY DEBENTURES (3.9%):
      5.80%, FNMA, 12/10/03 .............................  $ 2,000,000      $  1,867,480
      6.63%, FNMA, 3/21/06 ..............................    1,000,000           969,910
                                                                            ------------
                                                                               2,837,390
                                                                            ------------

  U.S. AGENCY MORTGAGE-BACKED SECURITIES (87.2%):
    FIXED RATE (73.3%):
      7.50%, FHLMC, 11/1/09 .............................    1,526,707         1,536,249
      7.50%, FHLMC, 10/1/09 .............................    2,242,131         2,256,144
      7.50%, FHLMC, 12/1/09 .............................    3,023,713         3,042,611
      7.00%, FHLMC, 11/1/25 .............................    2,835,594         2,720,923
      11.00%, FNMA, 10/1/20 .............................    1,421,175         1,597,046
      7.00%, FNMA, 12/1/07 ..............................    7,223,891         7,149,413
      6.50%, FNMA, 8/1/23 ...............................    7,245,454         6,792,613
      6.00%, FNMA, 10/1/23 ..............................      749,991           681,786
      9.00%, FNMA, 7/1/24 ...............................      783,820           820,808
      10.00%, FNMA, 10/1/17 .............................      750,636           817,022
      6.50%, FNMA, 9/1/25 ...............................    4,748,155         4,427,179
      7.00%, FNMA, 1/1/08 ...............................    5,000,000(b)      4,912,500
      10.00%, FNMA, Series 1989-15, Class D, 9/25/18 ....      190,752           195,479
      6.50%, FNMA, Series 1996-23, Class G, 7/25/26 .....    4,250,000         3,672,931
      7.00%, GNMA, 7/15/23 ..............................    3,322,437         3,192,663
      7.00%, GNMA, 3/15/09 ..............................    1,429,362         1,418,199
      9.00%, GNMA, 10/15/24 .............................      625,017           655,880
      7.00%, GNMA, 2/15/09 ..............................    1,599,981         1,587,485
      7.00%, GNMA, 3/15/09 ..............................    1,991,001         1,975,451
      10.00%, GNMA, 1/15/10 .............................    1,302,062         1,426,982
      9.00%, GNMA, 8/15/25 ..............................    2,969,097         3,110,129
                                                                            ------------
                                                                              53,989,493
                                                                            ------------

    INVERSE FLOATER (C) (1.7%):
      4.00%, FHLMC, Series 1419, Class G, LIBOR,
        11/15/97 ........................................    1,301,711         1,283,760
                                                                            ------------

    INVERSE INTEREST-ONLY (C) (0.8%):
      5.91%, FHLMC G, Series 12, Class AB, LIBOR,
        12/25/08 ........................................    9,382,815           608,569
                                                                            ------------

    Z-BOND (C) (11.4%):
      8.00%, FHLMC, Series 1339, Class PZ, 7/15/22 ......    3,713,971         3,587,064
      7.50%, FHLMC, Series 1677, Class Z, 7/15/23 .......    3,777,803         3,373,163
      6.50%, FHLMC, Series 1694, Class Z, 3/15/24 .......      952,303           727,569
      6.50%, FNMA, Series 1993-160, Class ZA, 9/25/23 ...      900,865           713,737
                                                                            ------------
                                                                               8,401,533
                                                                            ------------

  U.S. GOVERNMENT SECURITIES (14.9%):
      7.25%, U.S. Treasury Bond, 5/15/16 ................    2,000,000         2,008,420
      8.13%, U.S. Treasury Bond, 8/15/19 ................    1,000,000         1,097,380
      5.75%, U.S. Treasury Note, 8/15/03 ................    2,000,000         1,887,920

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      7.25%, U.S. Treasury Note, 5/15/04 ................  $ 1,500,000      $  1,530,045
      6.25%, U.S. Treasury Note, 5/31/00 ................    2,500,000         2,474,175
      6.50%, U.S. Treasury Note, 5/31/01 ................    2,000,000         1,983,780
                                                                            ------------
                                                                              10,981,720
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $78,668,779)  ..........................                     78,102,465
                                                                            ------------

SHORT-TERM SECURITIES (0.5%):
      Repurchase agreement with Goldman Sachs, acquired
        on 3/31/97, interest of $63, 6.53%, 4/1/97
        (cost: $350,000) ................................      350,000(d)        350,000
                                                                            ------------

        Total Investments in Securities
          (cost: $79,018,779) (e)  ......................                   $ 78,452,465
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) ON MARCH 31, 1997, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $5,009,375.
(C)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
           INCREASE (DECREASE) WITH A DECLINE (INCREASE) IN THE SPECIFIED INDEX. THE INTEREST RATE PAID BY THE INVERSE FLOATER WILL GENERALLY CHANGE AT A MULTIPLE OF ANY CHANGE IN THE INDEX. INTEREST RATES DISCLOSED ARE IN EFFECT ON MARCH 31, 1997.
         INVERSE INTEREST-ONLY - REPRESENTS SECURITIES THAT ENTITLE HOLDERS TO
           RECEIVE ONLY INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. INTEREST IS PAID AT A RATE THAT INCREASES (DECREASES) WITH A DECREASE (INCREASE) IN THE SPECIFIED INDEX. THE YIELD TO MATURITY OF AN INVERSE INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE AN ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. INTEREST RATES DISCLOSED REPRESENT CURRENT YIELDS BASED UPON THE CURRENT COST BASIS AND ESTIMATED TIMING AND AMOUNT OF FUTURE CASH FLOWS.
         Z-BOND - REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING
           THEIR INITIAL ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT SPECIFIED RATES. INTEREST RATE DISCLOSED REPRESENTS CURRENT YIELD BASED UPON THE COST BASIS AND ESTIMATED TIMING OF FUTURE CASH FLOWS.
(D) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(E) ALSO APPROXIMATES THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $    939,840
      GROSS UNREALIZED DEPRECIATION ......    (1,506,154)
                                            ------------
        NET UNREALIZED DEPRECIATION ......  $   (566,314)
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

24                                     1997 Semiannual Report - Income Funds

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

INTERMEDIATE BOND FUND                                            March 31, 1997
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (74.5%):
  U.S. AGENCY DEBENTURES (5.1%):
      8.65%, FNMA, 2/10/98 ..............................  $ 2,000,000      $  2,044,780
      6.18%, FNMA, 3/15/01 ..............................    1,000,000           979,300
      6.16%, FNMA, 4/3/01 ...............................    2,000,000         1,956,260
                                                                            ------------
                                                                               4,980,340
                                                                            ------------

  U.S. AGENCY MORTGAGE-BACKED SECURITIES (44.7%):
    FIXED RATE (44.7%):
      7.00%, FHLMC, 9/1/01 ..............................    2,437,828         2,432,489
      7.00%, FHLMC, 9/1/25 ..............................    2,694,533         2,590,120
      6.50%, FHLMC, 5/1/26 ..............................    1,556,074         1,453,793
      6.50%, FHLMC, 1/1/26 ..............................    2,508,404         2,343,527
      7.00%, FHLMC, 9/1/10 ..............................    2,309,341         2,276,133
      10.00%, FNMA, 11/1/18 .............................    2,615,247         2,845,703
      7.00%, FNMA, 10/1/25 ..............................    2,422,880         2,319,593
      7.00%, FNMA, 11/1/10 ..............................    2,317,370         2,281,172
      7.00%, FNMA, 5/1/26 ...............................    2,526,505         2,418,800
      7.00%, FNMA, 9/1/25 ...............................    2,381,474         2,279,951
      7.00%, FNMA, 10/1/25 ..............................    2,216,513         2,122,023
      9.50%, FNMA, 6/1/21 ...............................    2,769,740         2,984,117
      7.00%, FNMA, 9/1/03 ...............................    2,471,878         2,451,016
      9.00%, GNMA, 5/20/25 ..............................    2,415,828         2,509,441
      8.50%, GNMA, 7/20/25 ..............................    3,138,697         3,203,417
      9.00%, GNMA, 8/15/21 ..............................    5,093,645         5,383,372
      6.50%, GNMA, 10/15/10 .............................    1,738,191         1,683,769
                                                                            ------------
                                                                              43,578,436
                                                                            ------------

  U.S. GOVERNMENT SECURITIES (24.7%):
      7.25%, U.S. Treasury Note, 8/15/04 ................    4,000,000         4,078,320
      6.75%, U.S. Treasury Note, 4/30/00 ................    5,000,000         5,017,300
      8.88%, U.S. Treasury Note, 11/15/98 ...............    2,500,000         2,596,700
      8.00%, U.S. Treasury Note, 8/15/99 ................    5,000,000         5,162,500
      7.88%, U.S. Treasury Note, 11/15/99 ...............    2,500,000         2,579,725
      7.88%, U.S. Treasury Note, 1/15/98 ................    2,500,000         2,536,700
      7.75%, U.S. Treasury Note, 2/15/01 ................    2,000,000         2,071,140
                                                                            ------------
                                                                              24,042,385
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $73,617,743)  ..........................                     72,601,161
                                                                            ------------

CORPORATE BONDS (17.5%):
      American Express Credit, 6.50%, 8/1/00 ............    1,000,000           986,490
      Coca-Cola Enterprises, 6.70%, 10/15/36 ............    2,000,000         1,957,400
      Ford Motor Credit Co., 7.00%, 9/25/01 .............    3,000,000         2,987,250

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      General Motors Acceptance Corp., 8.50%, 1/1/03 ....  $ 1,500,000      $  1,583,040
      Hertz Corp, 6.30%, 11/15/06 .......................    2,000,000         1,926,580
      Hydro-Quebec, 9.40%, 2/1/21 .......................    2,300,000         2,646,541
      Lehman Brothers Inc., 7.50%, 8/1/26 ...............    2,000,000         2,019,960
      Morgan Stanley Group Inc., 8.10%, 6/24/02 .........    1,000,000         1,038,170
      Smith Barney Holdings, 7.00%, 3/15/04 .............    2,000,000         1,954,120
                                                                            ------------

        Total Corporate Bonds
          (cost: $17,312,083)  ..........................                     17,099,551
                                                                            ------------

ASSET-BACKED SECURITIES (3.3%):
      Daimler-Benz Vehicle Trust, 1996-A, Class A, 5.85%,
        7/20/03 .........................................    1,712,582         1,699,068
      Norwest Automobile Trust, 1996-A, Class A3, 5.90%,
        3/15/00 .........................................    1,500,000         1,483,946
                                                                            ------------

        Total Asset-Backed Securities
          (cost: $3,211,235)  ...........................                      3,183,014
                                                                            ------------

SHORT-TERM SECURITIES (3.0%):
      Repurchase agreement with Goldman Sachs, acquired
        on 3/31/97, interest of $530, 6.53%, 4/1/97
        (cost: $2,922,000) ..............................    2,922,000(b)      2,922,000
                                                                            ------------

        Total Investments in Securities
          (cost: $97,063,061) (c)  ......................                   $ 95,805,726
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(C) ALSO APPROXIMATES THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $     62,162
      GROSS UNREALIZED DEPRECIATION ......    (1,319,497)
                                            ------------
        NET UNREALIZED DEPRECIATION ......  $ (1,257,335)
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

25                                     1997 Semiannual Report - Income Funds

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE SECURITIES FUND                          March 31, 1997
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (83.4%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (83.4%):
    FIXED RATE (19.4%):
      5.50%, FHLMC, 4/1/03 ..............................  $ 2,189,092      $  2,080,316
      5.50%, FHLMC, 4/1/03 ..............................    1,694,728         1,610,517
      5.50%, FHLMC, 4/1/03 ..............................    2,300,672         2,186,352
      5.50%, FHLMC, 4/1/03 ..............................    1,236,061         1,174,642
      5.50%, FHLMC, 4/1/03 ..............................    1,928,171         1,832,361
      6.50%, FNMA, 3/1/03 ...............................    4,693,485         4,605,482
      10.00%, FNMA, 12/1/21 .............................    1,345,085         1,464,044
      7.00%, FNMA, 4/1/03 ...............................    3,790,171         3,758,182
      6.50%, FNMA, 3/1/03 ...............................    9,266,448         9,092,702
      7.00%, FNMA, 3/1/03 ...............................    3,808,462         3,785,839
      7.00%, FNMA, 4/1/03 ...............................    4,002,084         3,978,311
      9.00%, GNMA, 5/15/16 ..............................      984,320         1,036,607
      10.00%, GNMA, 2/15/25 .............................    2,189,071         2,401,826
      9.00%, GNMA, 4/15/21 ..............................    2,657,720         2,818,831
                                                                            ------------
                                                                              41,826,012
                                                                            ------------

    ADJUSTABLE AND FLOATING RATE (B) (64.0%):
      7.38%, FHLMC, 11/1/16 .............................    7,207,243         7,451,353
      7.25%, FHLMC, 1/1/17 ..............................      816,019           841,446
      7.75%, FHLMC, 6/1/18 ..............................    1,489,682         1,553,455
      6.94%, FHLMC, 1/1/21 ..............................    4,342,850         4,483,037
      6.26%, FHLMC, 12/1/26 .............................    4,990,366         4,879,929
      7.28%, FHLMC, 8/1/20 ..............................    7,639,416         7,938,881
      7.16%, FNMA, 11/1/17 ..............................    7,672,699         7,894,977
      7.34%, FNMA, 1/1/20 ...............................    1,517,835         1,580,567
      7.62%, FNMA, 2/1/22 ...............................    1,311,768         1,374,169
      6.96%, FNMA, 3/1/28 ...............................    5,447,797         5,460,109
      7.32%, FNMA, 10/1/25 ..............................    6,676,043         6,706,419
      5.32%, FNMA, Series 1993-116, Class FA, COFI,
        7/25/22 .........................................    7,443,964         7,301,189
      7.13%, GNMA, 7/20/22 ..............................    6,412,305         6,578,576
      7.13%, GNMA, 5/20/23 ..............................    8,257,641         8,469,119
      7.13%, GNMA, 9/20/23 ..............................    6,439,082         6,601,605
      7.13%, GNMA, 6/20/24 ..............................    7,824,628         8,023,139
      7.13%, GNMA, 9/20/25 ..............................   12,115,489        12,409,775
      7.00%, GNMA, 8/20/25 ..............................    9,989,848        10,221,912
      7.00%, GNMA, 9/20/25 ..............................   14,471,210        14,808,100
      7.13%, GNMA, 8/20/21 ..............................    5,865,891         6,031,074
      6.88%, GNMA, 10/20/21 .............................    5,604,302         5,753,880
      6.88%, GNMA II, 11/20/25 ..........................    1,494,863         1,528,990
                                                                            ------------
                                                                             137,891,701
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $178,952,967)  .........................                    179,717,713
                                                                            ------------

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

PRIVATE MORTGAGE-BACKED SECURITIES (15.0%):
  FLOATING RATE (B) (15.0%):
      7.50%, Capstead Mortgage Securities Corporation,
        Series 1993-2H, Class A1, Treasury, 9/25/23 .....  $ 9,944,779      $ 10,086,184
      7.17%, Donaldson, Lufkin and Jenrette, Series
        1992-MF3, Class A3, LIBOR, 6/18/07 ..............   13,000,000        13,024,375
      7.82%, Resolution Trust Corporation, Series 1991-8,
        Class A1, Treasury, 12/25/20 ....................    9,063,669         9,080,663
                                                                            ------------

        Total Private Mortgage-Backed Securities
          (cost: $32,971,999)  ..........................                     32,191,222
                                                                            ------------

SHORT-TERM SECURITIES (1.5%):
      Repurchase agreement with Goldman Sachs, acquired
        on 3/31/97, interest of $597, 6.53%, 4/1/97
        (cost: $3,291,000) ..............................    3,291,000(c)      3,291,000
                                                                            ------------

        Total Investments in Securities
          (cost: $215,215,966) (d)  .....................                   $215,199,935
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         COFI (11TH DISTRICT) - COST OF FUNDS INDEX OF THE FEDERAL RESERVE'S
           11TH DISTRICT
         LIBOR - LONDON INTERBANK OFFERED RATE
         ADJUSTABLE RATE - REPRESENTS PASS-THROUGH MORTGAGE SECURITIES
           COLLATERALIZED BY MORTGAGES WITH INTEREST RATES THAT ARE ADJUSTED FROM TIME TO TIME IN ACCORDANCE WITH PREDETERMINED INTEREST RATE INDEXES. INTEREST RATES DISCLOSED ARE IN EFFECT ON MARCH 31, 1997.
         FLOATING RATE - REPRESENTS COLLATERALIZED MORTGAGE OBLIGATIONS OR
           MULTI-CLASS PASS-THROUGH SECURITIES THAT PAY INTEREST AT RATES THAT INCREASE (DECREASE) WITH AN INCREASE (DECREASE) IN THE SPECIFIED INDEX. INTEREST RATES DISCLOSED ARE IN EFFECT ON MARCH 31, 1997.
(C) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(D) ALSO APPROXIMATES THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  1,295,242
      GROSS UNREALIZED DEPRECIATION ......    (1,311,273)
                                            ------------
        NET UNREALIZED DEPRECIATION ......  $    (16,031)
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

26                                     1997 Semiannual Report - Income Funds

             Directors and Officers
--------------------------------------------------

                      DIRECTORS
                      David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL
                          PRODUCTS, INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                      Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                      William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                          PIPER CAPITAL MANAGEMENT INCORPORATED
                      Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                      Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR
                          FINANCIAL CORP., HORMEL FOODS CORP.
                      David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND
                          CHIEF ADMINISTRATIVE OFFICER OF DEAN WITTER
                          INTERCAPITAL INC. AND DEAN WITTER TRUST CO.
                      George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY
                          FUNDS

                      OFFICERS
                      William H. Ellis, CHAIRMAN OF THE BOARD
                      Paul A. Dow, PRESIDENT
                      Robert H. Nelson, VICE PRESIDENT AND TREASURER Susan Sharp Miley, SECRETARY

                      INVESTMENT ADVISER
                      Piper Capital Management Incorporated
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      TRANSFER AND DIVIDEND DISBURSING AGENTS
                      Investors Fiduciary Trust Company
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716 PIPER JAFFRAY INC.
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804 PIPER TRUST COMPANY
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      CUSTODIAN AND ACCOUNTING AGENT
                      Investors Fiduciary Trust Company
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                      LEGAL COUNSEL
                      Dorsey & Whitney LLP
                      220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

--------------------------------------------------------------------------------

27                                     1997 Semiannual Report - Income Funds

                                 SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

As a shareholder in Piper Funds, you have access to a full range of services and benefits.

Check your prospectus for details about services and any limitations that might apply to your fund.

--------------------------------------------------------------------------------

LOW MINIMUM INVESTMENTS
You can open a Piper Fund account with a minimum investment of $250.

QUANTITY DISCOUNTS
If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.

WAIVER OF SALES CHARGES
Money market funds carry no sales charges.* Sales charges on other Piper Funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.

AUTOMATIC REINVESTMENT OF DISTRIBUTIONS
For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.

CROSS-REINVESTMENT OF DISTRIBUTIONS
Diversify your holdings by reinvesting dividends and capital gains from one Piper Fund to another.

CASH DISTRIBUTIONS
If you prefer, take your dividends and/or capital gains in cash.

AUTOMATIC MONTHLY INVESTMENT PROGRAM
You may automatically transfer $25 or more each month from any Piper money market fund* into many other Piper Funds.

AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM
If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper Funds.

EXCHANGE PRIVILEGES
Revise your investment plan without incurring a sales charge by moving assets from one Piper Fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.

REINVESTMENT PRIVILEGES
If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper Fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.

SYSTEMATIC WITHDRAWAL PLAN
If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.

ACCOUNT STATEMENTS
Whenever you add to or withdraw money from your account, you'll receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.

CONFIRMATION OF TRANSACTIONS
You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

* An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

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GLOSSARY OF TERMS ***
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BALLOON MATURITY PASS-THROUGH SECURITIES
Securities with larger payments falling due in the later years of the obligation.

BENCHMARK
A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments.

COUPON
Coupon is the interest rate on a bond that the issuer promises to pay to the holder until the bond matures or resets its rate. It is expressed as an annual percentage of face value.

CURRENT COUPON ISSUES
This is a bond with a coupon (or interest rate) within half a percentage point of current market rates.

EFFECTIVE DURATION
Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration is based on certain assumptions and has several limitations. It is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities.

If a fund has an aggressive effective duration, it means its managers have set a longer duration posture in comparison to the fund's benchmark. A fund with a long effective duration is more sensitive to changing interest rates.

If a fund has a defensive effective duration, it means its managers have set a shorter duration posture in comparison to the fund's benchmark, to make the fund less sensitive to changing interest rates.

If a fund has a neutral effective duration, the duration is approximately the same as its benchmark.

FANNIE MAE (OR FNMA, OR FEDERAL NATIONAL MORTGAGE ASSOCIATION )
Fannie Mae is a publicly owned, government-sponsored corporation chartered in 1938 to purchase mortgages from lenders and resell them to investors. The agency mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages.

FEDERAL FUNDS RATE
The federal funds rate is the interest charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The federal funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market, unlike the prime rate and the discount rate, which are periodically changed by banks and by the Federal Reserve Board, respectively.

FREDDIE MAC (OR FHLMC, OR FEDERAL HOME LOAN MORTGAGE CORPORATION)
Freddie Mac is a public agency that buys home mortgages from lenders and packages them into new securities to sell on the open market. The corporation was established in 1970. It has created an enormous secondary market, which provides more funds for mortgage lending and allows investors to buy high-yielding securities backed by federal guarantees. Freddie Mac previously packaged only mortgages backed by the Veteran's Administration or the Federal Housing Administration, but now resells non-governmentally backed mortgages.


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                                    32  1997 Semiannual Report - Income Funds


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GLOSSARY OF TERMS ***
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GINNIE MAE (OR GNMA, OR GOVERNMENT NATIONAL MORTGAGE ASSOCIATION)
Ginnie Mae is a government-owned corporation, which is an agency of the U.S. Department of Housing and Urban Development. Ginnie Mae guarantees, with the full faith and credit of the U.S. government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities of registered holders. The securities, which are issued by private firms, such as mortgage bankers and savings institutions, and typically marketed through security broker-dealers, represent pools of residential mortgages insured or guaranteed by the Federal Housing Administration (FHA), the Farmer's Home Administration (FmHA), or the Veteran's Administration(VA).

MORTGAGE PASS-THROUGHS
Pass-throughs are pooled mortgages, repackaged as shares, for investors. These securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

SEASONED
For mortgage-backed securities, a seasoned issue is one that has already gone through a refinancing cycle and, therefore, is less likely to prepay principal at an accelerated rate if refinancings pick up again.

YANKEE BONDS
A Yankee bond is a dollar-denominated bond issued in the United States by a foreign bank or corporation. They are issued in the United States when market conditions are more favorable than in domestic markets overseas.


FOR MORE INFORMATION

By Phone
1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services represeentatives are ready to answer your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 1, then press:

17 for Government Income Fund
18 for Intermediate Bond Fund
19 for Adjustable Rate Mortgage Securities Fund

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

By Mail
Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In a effort to reduce cost to our shareholders, we have implemented a process to reduce duplicate mailing of the funds' shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.

ON-LINE
http://www.piperjaffray.com/

                                          33

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INCOME FUNDS

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